UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

Houlihan Lokey, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37537	95-2770395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-553-8871

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On August 6, 2024, Houlihan Lokey, Inc. (the “Company”) entered into an agreement to acquire (the “Acquisition”) all of the interests of Waller Helms Advisors LLC (“Waller Helms”), an independent advisory firm comprised of nearly 50 financial professionals, including 13 managing directors, that provides investment banking services to clients in the insurance and wealth management sectors. The Acquisition is expected to close within the next three to six months, upon the satisfaction of customary closing conditions, including regulatory approvals.

A portion of the consideration for the Acquisition is payable, in the Company’s sole discretion, in cash or in shares of the Company’s Class B common stock (“Class B common stock”) with an aggregate value of up to $183.3 million (subject to certain closing consideration adjustments and the attainment of certain revenue targets).

To the extent that the Company issues any such shares of Class B common stock, the Company expects to file a Current Report on Form 8-K upon the closing of the Acquisition disclosing, among other things, the number of shares of Class B common stock actually issued. Any such issuance will be made in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company has agreed to file a registration statement (or an amendment or supplement to an existing registration statement) registering any such shares of Class B common stock for resale.

Each share of Class B common stock may be converted into one share of Class A common stock at the option of its holder and will be automatically converted into one share of Class A common stock upon transfer thereof, subject to certain exceptions.

Forward-Looking Statements

This current report on 8-K contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “intends,” “predicts,” “potential” or “continue,” the negative of these terms or other similar expressions. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date made. The Company assumes no obligation to update or revise any such forward-looking statements except as required by law. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the risk of the Acquisition not closing on a timely basis, if at all; and risks associated with the Company’s acquisitions (including integration).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2024

HOULIHAN LOKEY, INC.

By:	/s/ J. Lindsey Alley
Name:	J. Lindsey Alley
Title:	Chief Financial Officer